UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 11, 2016
(Date of earliest event reported)

CELLECTAR BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3301 Agriculture Drive
Madison, WI 53716
(Address of principal executive offices)

(608) 441-8120
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On August 11, 2016, we issued a press release announcing recent key accomplishments and our second quarter 2016 results. The release further announced that management would host a conference call to review our performance and results for the quarter on August 15, 2016, beginning at 8:30 A.M. EDT. A copy of the press release is furnished as Exhibit 99.1, and is incorporated by reference herein. The earnings call was announced in a press release issued on August 8, 2016. A copy of the press release is furnished as Exhibit 99.2, and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Number	Title
99.1	Press release dated August 11, 2016, entitled “Cellectar Biosciences Announces Recent Key Accomplishments and Second Quarter 2016 Financial Results”

99.2	Press release dated August 8, 2016, entitled “Cellectar Biosciences to Host Conference Call on August 15 to Report Second Quarter 2016 Financial Results and Corporate Performance”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2016	CELLECTAR BIOSCIENCES, INC.

	By:	/s/ Chad J. Kolean
Name: Chad J. Kolean
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Title
99.1	Press release dated August 11, 2016, entitled “Cellectar Biosciences Announces Recent Key Accomplishments and Second Quarter 2016 Financial Results”

99.2	Press release dated August 8, 2016, entitled “Cellectar Biosciences to Host Conference Call on August 15 to Report Second Quarter 2016 Financial Results and Corporate Performance”

4